PROSPECTUS
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NEEDHAM GROWTH FUND

                                                       Prospectus April 29, 1998

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Adviser
Needham Investment Management L.L.C.
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071


Expense Summary                                                     2
Financial Highlights                                                2
Management of the Fund                                              3
Advisory Services                                                   4
Portfolio Manager                                                   4
Investment Policies and Goals
of Needham Growth Fund                                              4
Risks                                                              10
How to Purchase Shares                                             10
Automatic Investment Program                                       13
How to Redeem Shares                                               13
Shareholder Services                                               14
Automatic Reinvestment of Dividends
and Capital Gains Distributions                                    14
Dividends, Distributions and Taxes                                 15
Determination of Net Asset Value                                   16
Performance Information                                            16
Administrator, Shareholder Servicing
Agent and Transfer Agent                                           16
Custodian                                                          17
Legal Counsel and Independent Auditors                             17
Organization of the Fund                                           17
Distribution and Services Agreement                                17


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Needham Growth Fund

445 Park Avenue
New York, NY 10022-2606
1-800-625-7071

The Needham Funds, Inc. is offering shares of the Needham Growth Fund by this Prospectus. Needham Growth Fund makes available to mutual fund investors the expertise of the professionals at Needham Investment Management L.L.C., the Fund's Adviser. The Needham Growth Fund seeks long-term capital appreciation through investing primarily in the equity securities of growth companies with superior earnings prospects, but whose share price or price/earnings multiple provides a significant discount to that stated growth rate. Please see page 4 herein for a detailed explanation of the Fund's investment style.

The Fund invests in stocks from a variety of industries including but not limited to the healthcare, technology, retail and oil services industries. These are some of the sectors within the economy which the Adviser believes will have significant long-term growth rates. The Fund may hedge its portfolio to seek to reduce both stock volatility and over-all market risk.

The Needham Growth Fund does not invest for current income. The Fund may hold any portion of its assets in cash or money market investments.

Minimum Investment
The minimum initial investment is $1,500. There is a $100 minimum for subsequent investments.

Investor Profile
The Needham Growth Fund is most suitable for an investor who is seeking higher returns but is willing to accept a higher degree of risk than in many other mutual funds.

Offering of Shares
The Needham Growth Fund is a no load mutual fund. Shares of the Fund are offered at net asset value. Shares may be purchased through any authorized dealer, financial institution or directly from the Fund.

Investment in any mutual fund has inherent risks. In seeking to achieve its investment objective the Fund may engage in option and futures strategies for hedging and for income enhancement. These hedging and income enhancement strategies may be considered speculative. These strategies may result in higher risks and costs to the Fund. Needham Investment Management L.L.C. seeks to identify opportunities in securities, markets and economic sectors. The Adviser may then concentrate a higher percentage of the Fund's assets in exploiting these opportunities than many other mutual funds.

This Prospectus sets forth concisely the information about the Needham Growth Fund that you should know before investing. It should be read carefully and retained for future reference.

A Statement of Additional Information about the Fund, dated April 29, 1998, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of this Statement of Additional Information, please call 1-800-625-7071.

For a discussion of the Fund's investment objectives and policies, including risks associated with the Fund's investment practices, see Investment Policies and Goals on page 4 and Risks on page 10.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                            Needham Growth Fund Prospectus     1

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Expense Summary

Shareholder Transaction Expenses

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Maximum Sales Load Imposed on Purchases                None
Maximum Sales Load Imposed
  on Reinvested Dividends and Capital Gains            None
Deferred Sales Load                                    None
Redemption Fees during
  first six months after purchase(1)                   0.50%
Thereafter                                             None
Exchange Fee                                           None
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Annual Fund Operating Expenses
(as a percentage of average net assets)
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Management Fees                                        1.25%
12b-1 Fees                                             0.25%
Other Expenses (after expense reimbursement)           1.00%
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Total Fund Operating Expenses                          2.50%
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(1) Redemption fee applies to shares redeemed or exchanged within six months of purchase. The redemption fee currently is being waived by the Fund.

Example:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


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1 Year                                        $ 25
3 Years                                       $ 78
5 Years                                       $133
10 Years                                      $284
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This information is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ending December 31, 1998 to not more than 2.50% of average daily net assets. Absent the limitation, for fiscal 1997, other expenses of the Fund would have been approximately 1.79% and the total annual expenses of the Fund would have been 3.29%. A fee of $10.00 is charged for each wire redemption. For a further discussion of fees, see "Management of the Fund," "Administrator" and "Distribution and Services Agreement" herein. The figures reflected in the foregoing Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

Financial Highlights

The following financial highlights and the related financial statements for the years ended December 31, 1997 and December 31, 1996 have been audited by Ernst & Young LLP, Independent Auditors. Further financial data and related notes are contained in the Statement of Additional Information, which is available upon request.

                                            For the              For the
                                          year ended           year ended
                                         December 31,         December 31,
                                             1997                 1996*

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Net asset value,
  beginning of year                      $   14.49            $    10.00
Income from investment
  operations:
  Net investment income (loss)                0.06                 (0.11)
  Net gain on securities
  (realized and unrealized)                   2.26                  5.27
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Total from investment operations              2.32                  5.16
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Less distributions:
  Net investment income                      (0.05)                   --
  Net realized gains                         (2.31)                (0.67)
  In excess of net realized gains            (0.03)                   --
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Total distributions                          (2.39)                (0.67)
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Net asset value, end of year             $   14.42             $   14.49
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Total Return                                 15.66%                51.56%

Net assets, end of year
  (in 000's)                             $  21,769             $  14,379
Ratios/Supplemental Data:
Ratio of expenses to average
  net assets                                  2.50%**               2.50%**
Ratio of net investment income
  (loss) to average net assets                0.37%**              (1.27)%**
Portfolio turnover rate                     724.08%               568.93%
Average commission
  rate paid***                           $  0.0359             $  0.0511

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*Fund commenced operations on January 1, 1996.

**Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the years ended December 31, 1997 and 1996, would have been 3.29% and 4.60%, respectively, and the ratio of net investment income (loss) to average net assets, for the years ended December 31, 1997 and 1996, would have been (0.42)% and (3.37)%, respectively.

***Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged.

2    Needham Growth Fund Prospectus

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Management of the Fund

The Directors of the Fund are responsible for generally overseeing the conduct of the Fund's business. Needham Investment Management L.L.C. (the "Adviser"), 445 Park Avenue, New York, NY 10022, is the investment adviser for the Fund. Needham Investment Management L.L.C. was formed in 1995 and is registered as an investment adviser with the Securities and Exchange Commission. Needham Investment Management L.L.C. is an affiliate of Needham & Company, Inc. Needham & Company, Inc. is the Fund's distributor and is an investment banking firm specializing in emerging growth companies. Needham & Company, Inc. has substantial expertise in investment research, underwriting and private investments. The Directors of the Fund include the following individuals:

George A. Needham--Mr. Needham founded Needham & Company, Inc. in 1985 and is its Chairman and Chief Executive Officer. Mr. Needham received BS and BA degrees from Bucknell University and an MBA from the Stanford University Graduate School of Business. Mr. Needham is also a General Partner of Needham Capital Partners, L.P., Needham Capital Partners, II, L.P. and a General Partner of Needham Emerging Growth Partners, L.P., all private investment partnerships.

John C. Michaelson--Mr. Michaelson is President of Needham Investment
Management L.L.C. Mr. Michaelson joined Needham & Company, Inc. in 1986 and is a Managing Director. Mr. Michaelson is also a General Partner of Needham Capital Partners, L.P., Needham Capital Partners, II, L.P. and Needham Emerging Growth Partners, L.P., all private investment partnerships. Mr. Michaelson received BA and MA degrees with honors from Oxford University and an MBA with distinction from the Harvard School of Business.

Roger W. Johnson--Mr. Johnson was the Administrator of the U.S. General Services Administration from 1993 to March 1996 and was also a member of the President's Management Council and the National Economic Council during that period. Prior to 1993, Mr. Johnson served for nine years as Chairman and Chief Executive Officer of Western Digital Corporation, a Fortune 500 technology firm. He is currently a director of JTS Corporation, Group Technologies Corporation, Insulectro, AST Research, Inc., Elexsys International, Inc. and Array Microsystems, Inc.

James Poitras--Mr. Poitras has served as President, Chief Executive Officer and Chairman of the Board of Integrated Silicon Systems, a computer software company, from 1985 to 1996. Mr. Poitras is a Director of Knights Technology and Alternative Realities Corporation, is a member of the Institute of Electrical and Electronics Engineers' Industry Advisory Commission and has lectured widely on business development and entrepreneurship.

F. Randall Smith--Mr. Smith is a founder and head of the research department of Train, Smith Counsel, a registered investment advisory firm. He is a co-founder of National Journal, a weekly publication on the U.S. Government, and served as Special Assistant to the Undersecretary of State for Economic Affairs prior to forming his present firm.


                                            Needham Growth Fund Prospectus     3

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Advisory Services

The Adviser directs investments of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1996 (the "Advisory Agreement"). The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net value of the Fund. This fee is higher than that paid by most mutual funds. The Adviser or persons employed by or associated with the Adviser are, subject to the authority of the Fund's Board of Directors, responsible for the overall management of the Fund's affairs.

Portfolio Manager

Peter J.R. Trapp--Mr. Trapp is a Managing Director of Needham & Co., and Executive Vice President and Portfolio Manager of Needham Growth Fund. Mr. Trapp started his career in corporate finance at First Boston in 1973, worked at Goldman Sachs, was appointed managing director at Dean Witter in 1982, and then ran the investment banking side of Marine Midland/HSBC. He turned his attention to the equity markets in 1990, joining Needham in 1994 as a Senior Vice President in Institutional Sales and was appointed a Managing Director in 1996. Born and raised in Europe, he studied economics at Fribourg University, Switzerland and received his MBA from Columbia University in New York.

In January 1998, Mr. Trapp, who has approximately 25 years experience on Wall Street, was appointed Portfolio Manager for the Fund.

Investment Policies and Goals of Needham Growth Fund

Needham Growth Fund ("NGF" or the "Fund") has as its goal to create long-term tax efficient capital appreciation for its shareholders by investing in equities of public companies with above average long-term growth rates. These above average growth rates result from companies being at the vortex of rapid and fundamental changes in the world economy resulting from technological or demographic change. In this manner, the Fund seeks to build wealth for long-term investors. There is no assurance that this investment objective or goal will be met and the Fund is not intended to constitute a balanced investment program. The central premise of the Fund's investment style is growth, but more specifically, "Growth at a Reasonable Price" or "GARP." This style has become more popular as the markets have risen to unprecedented levels and as investors have come to understand some of the dangers and disadvantages of momentum or aggressive growth investing.

The methodology used for GARP investing is detailed below:

The Fund relies on fundamental research. Investment decisions at the Fund are based upon the independent analysis of business fundamentals. The first level of analysis concerns industry prospects. Company-specific analysis includes company visits, discussions with management and employees and discussions with customers and competitors. The Fund focuses, above all, on the quality of the management because it believes that management is the most critical element in determining the success of a business. The Fund invests in people, not just in technology or products. The executives of the Fund, John C. Michaelson and Peter J. R. Trapp, have experienced several market cycles.

The Fund relies on macro-economic analysis. Investment decisions are also based on detailed analysis of the U.S. and worldwide economies and these macro trends; an analysis of the high growth sectors of those economies; an analysis of the sector rotation within the respective equity markets; an analysis of the dominant or growing companies within these sectors and finally a ranking by sector and valuation of those stocks.

The Fund is not a technical trader. The Fund does not rely upon "technical" investing (based upon computer-based stock selection, technical analysis and charts), including "momentum" investing. The Fund invests for the long term. Once the Fund qualitatively identifies great businesses and managements in which it would like to invest, it then values those businesses to assess a reasonable price at which to purchase the stock. The Fund seeks to purchase securities at prices which the Fund believes have the

4    Needham Growth Fund Prospectus

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potential to earn a return of at least 50% over an eighteen-month period. The
Fund believes that 1998 will be a market that rewards fundamental analysis and experience over formula approaches.

The Fund focuses on long-term values. In the short term, equity markets often incorrectly value stocks. Good companies are often undervalued based on short-term factors such as a disappointing quarter for the company not representative of the strength of the business, undue general or industry-specific pessimism, institutions wishing to exit the stock in size or a lack of knowledge and support for the stock. The Fund believes that these undervalued situations represent buying opportunities. Lower quality companies are often overvalued based on short-term factors such as inordinate optimism about a new industry or technology, aggressive forecasts, investment banks promoting their clients, earnings spikes, momentum investors driving up prices or accounting gimmicks. These overvalued situations represent opportunities for short-selling as, in the long-term, real underlying value does eventually assert itself.

The Fund invests in rapidly growing companies. The Fund invests in companies that are likely to be the beneficiaries of long-lasting economic trends resulting from fundamental technological change.

The Fund currently has significant investments in technology, healthcare, communications, media and oil and gas services. Most of these areas benefit from the power of information technology. In the industrial technology area this includes instrumentation; oilfield services and equipment; and contract manufacturing. In the electronics area this includes semiconductors (capital equipment, devices, design software); telecommunications/Internet (equipment, system software, content); and data storage. In the healthcare field this includes medical devices; healthcare services (information systems, managed care, physician practice management); and in the consumer/business services area this includes branded consumer products; specialty retailers and outsourcing of services such as data management and telemarketing.

The Fund focuses on industries at the vortex of changes.

Our investment themes include:

1. The growth of industries centered on the microchip. The major technological driver of the past ten years and the ten years to come is the microchip. Major industries have been built around the capabilities provided by this device. These industries include: the assembly, distribution and service of personal computers, semiconductors, the design of semiconductors and the equipment to manufacture semiconductors, electronic components, data storage, networking of computers, software and the whole new area of the Internet with its many ramifications for networking equipment, content and operating software and commerce. Each of these are now major industries in their own right. Some of these companies have strong proprietary positions and form core long-term holdings for the Fund. However, many technology companies offer a commodity product without a strong proprietary differentiation--these companies are the repeated victims of global overcapacity and lack pricing power and do not make good long-term investments.

2. The application of information technology to healthcare. Demand for healthcare services grows insatiably with the aging population. Yet this is one of the least efficient industries in America when it comes to using data efficiently to improve the quality of service while improving efficiency and reducing costs. Only recently have control of costs and knowledge of outcomes been of any real interest to healthcare providers. The environment has changed dramatically and information systems are now a priority among healthcare providers. The restructuring of the information systems of one of the largest industries in America is in its infancy.

3. The application of information technology to oil and gas production. The exploration for oil and gas has changed dramatically in the past fifteen years with technological improvements based on electronics leading to lower exploration costs and greater access to reserves. Companies with advanced technology have established leadership positions in providing equipment and services.


                                            Needham Growth Fund Prospectus     5
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4. The growth of business outsourcing services. Strategic outsourcing by business represents a true paradigm shift in how businesses operate. The rapid expansion of communications capability has facilitated the growth of business outsourcing. In the past, companies were constrained by the high cost and primitive capabilities of communications and data technology to do all possible jobs internally, many only tangential to their main business. These services ranged from legal work to managing data processing centers. Increasingly, well run businesses are, by competitive necessity, focusing their own efforts on only a few areas of core competency and contracting all other services to partners who are focused on delivering a top quality service in that particular area. Companies increasingly focus on the few things that they do outstandingly well and leave the rest to others. As a result of huge communications improvements, now further enhanced by the Internet, suppliers are now able to maintain continuous, real time and low cost interface with customers over distances, reducing the need to maintain in-house capability. Suppliers have become "transparent" to the customer. Two areas of particular interest within outsourcing are the outsourcing of manufacturing of products and the outsourcing of data and telephone services. In manufacturing, there is a rapid transition throughout American industry from strictly internal manufacturing to the purchase of components and subassemblies to entire "box build," where the complete product is contracted to an outside manufacturer, leaving the "manufacturer" only the high value-added design and customer interface functions. The outsourcing of data service is a rapidly growing industry with services ranging from electronic payments to inbound and outbound telephone sales and fulfillment to brokerage firms' clearing operations.

5. Restructurings and spin-offs. The Fund also looks for investment opportunities in restructurings and spin-offs, primarily in the information technology industries. Business continues to restructure to increase shareholders' value by focusing on core competencies and operations. The divestiture of underperforming operations was a theme of the 1980s and early 1990s. The Fund is now seeing the spin-off to shareholders and the divestiture of good but unrelated businesses that helps companies focus resources on core areas. These restructurings often represent excellent investment opportunities at both the parent and the subsidiary. The parent company's returns are often enhanced by the divestiture as resources are directed at higher return opportunities, management is better able to focus on the core business, and the market finds the remaining business easier to understand and therefore support. When good businesses are spun off to shareholders, an investment opportunity may arise as the former subsidiary management is often more focused and provided with strong incentives to succeed, but the company is often not adequately followed or understood in the marketplace.

In summary, the keys to successful investing by the Fund include an understanding of macroeconomic trends, an evaluation of the high growth sectors of the economy, and their leaders and laggards, an analysis of the business fundamentals, quality of management, and competitive position. After making an evaluation, the Fund decides what price to pay for the growth prospects bearing in mind the discipline of Growth At a Reasonable Price, or GARP. The Fund then uses its patience and liquidity to execute on its investment opportunities. The investment objective of the Fund is long-term tax efficient capital appreciation by investing in public equities of strong growth companies. The Fund may engage in investment strategies for hedging purposes or to seek to increase its investment return. Each of the percentage limitations with respect to investments in securities described below applies immediately after a purchase and any subsequent change in the applicable percentage resulting from market fluctuations does not require unwinding any part of the transaction.

The Fund has adopted certain investment restrictions which are fundamental and may not be changed without a shareholder vote. Except as specifically noted, the Fund's investment objective and policies described in the following pages are not fundamental policies and may be changed or modified by the Fund's Board of Directors without shareholder approval. The Fund will not, however, change its investment

6    Needham Growth Fund Prospectus

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objective without first providing written notice to shareholders at least 30 days in advance. A complete list of the Fund's fundamental investment restrictions and certain other policies not described in the Prospectus may be found in the Statement of Additional Information. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the Nasdaq System. The balance of the Fund's assets may be held in cash or invested in other securities, including preferred stock, common stock equivalents (mainly securities exchangeable for common stock), options, futures and various corporate debt instruments.

Equity Securities
The Fund emphasizes investments in common stocks which may include equity securities of smaller companies. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock and other equity securities, including publicly traded partnership interests. In selecting equity investments for the Fund, the Adviser seeks to identify companies, in a variety of industries, including but not limited to the technology, healthcare and specialty retail industries, which it believes will achieve superior growth rates, based on its market research and company analysis. When investing in technology the Adviser focuses on product cycles and unit growth. When investing in retailing and healthcare the Adviser focuses heavily on demographic, regulatory and lifestyle trends. The Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw materials costs and sources, competitive operating margins, return on investment, management and other factors.

Investments in smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Such securities may also trade less frequently and at a lower volume than more widely held securities, and may fluctuate in value more sharply than those of other securities. There may be less available information about these issuers or less market interest than is normally the case with respect to larger companies.

Debt Securities
The Fund may buy debt securities of all types issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit. It is the Fund's intention to invest no more than 35% of total assets in debt securities.

No more than 10% of the Fund's total assets (such 10% also being included in the 35% limitation stated above) may be invested in non-investment grade debt securities (commonly called "junk bonds" or "high yield bonds"). These securities are considered to be highly speculative, may have poor prospects of attaining investment standing and may be in default. Like those of other fixed-income securities, the value of lower-rated securities fluctuate in response to changes in interest rates. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. See Statement of Additional Information.

Foreign Securities
The Fund will invest primarily in securities of companies domiciled in the United States, but the Fund may also invest up to 25% of its total assets, measured at the time of investment, in securities of foreign issuers. Such investments will be made either directly in such issuers or indirectly through American Depository Receipts (ADRs) or closed-end investment companies. It is possible that some material information about unsponsored ADRs will be unavailable.

                                            Needham Growth Fund Prospectus     7

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Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers if and to the extent the Fund invests in non-dollar denominated securities.

The Fund may seek to hedge its position in foreign securities and/or protect against foreign currency fluctuations by investing in put or call options on securities and foreign currencies and enter into forward foreign currency exchange contracts. See "--Options, Futures and Forward Contracts."

Illiquid Investments
The Fund may not hold more than 15% of its net assets in securities for which market quotations are not readily available, in repurchase agreements which have a maturity longer than seven days and in securities subject to restrictions on resale for which no adequate trading market exists. See Statement of Additional Information.

Repurchase Agreements
A repurchase agreement arises when a buyer, such as the Fund, purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally within seven days. Such agreements permit the Fund to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature.

With respect to repurchase agreements, no more than 15% of the Fund's net assets may be invested in illiquid investments, which include repurchase agreements with maturities exceeding seven days. There is no percentage restriction on the Fund's ability to enter into repurchase agreements with maturities of seven days or less.

If the other party to a repurchase agreement becomes bankrupt, the Fund may experience delays and costs in recovering its cash. To the extent that the value of the security purchased has decreased in the meantime, the Fund could experience a loss. The Fund's repurchase agreements are fully collateralized. The Fund's Board of Directors has established procedures which enable the Adviser to monitor the creditworthiness of the dealers with which the Fund enters into a repurchase agreement transaction. The Fund may also invest in reverse repurchase agreements. See Statement of Additional Information.

Borrowing and Leverage
As a fundamental policy, the Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with such borrowings. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

Lending
The Fund may lend securities to broker-dealers and other institutions as a means of earning additional income. If the borrower becomes bankrupt, the Fund could experience delays and costs in recovering its securities. To the extent that the value of securities loaned increased under such circumstances, the Fund could experience a loss. Security loans must be fully collateralized, and the Adviser must find the creditworthiness of the other party to the transaction satisfactory. As a fundamental policy, loans (which include repurchase agreements), in the aggregate, may not exceed 20% of the Fund's total assets.

Short Sales
The Fund may sell securities short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. All short sales must be fully collateralized and the Fund will not sell short

8    Needham Growth Fund Prospectus

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securities whose underlying value exceeds 25% of its net assets. The Fund will also limit short sales in any one issuer's securities to 2% of the Fund's net assets and will not sell short more than 2% of any one class of the issuer's securities. The Fund may also engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short, an investment technique known as a short sale "against the box."

Options, Futures and Forward Contracts
The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metals prices. The Fund may enter into forward contracts as a hedge against future fluctuations in foreign exchange rates. The Fund may buy and sell stock index futures contracts or related options in anticipation of general market or market sector movements. The Fund may also invest in indexed securities or related options whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to their investments, including options and futures traded on foreign exchanges and options not traded on exchanges.

Except as described below, the Fund will not engage in options, futures or forward transactions, other than for hedging purposes, if as a result more than 5% of its total assets would be so invested. The Fund may engage in such transactions to an unlimited extent for hedging purposes.

Options, futures and forward contracts can be volatile investments and involve certain risks. The ability of the Fund to use these strategies successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. If the Fund makes a transaction at an inappropriate time or judges market conditions incorrectly, options and futures strategies may significantly lower the Fund's return. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See Statement of Additional Information.

Other Permitted Investments
The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") and applicable rules thereunder. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses thus would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

The Fund may also purchase or sell portfolio securities on a when-issued or delayed delivery basis in compliance with applicable 1940 Act guidelines. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.

Defensive Investments
The Fund may invest temporarily up to 100% of its assets in cash or cash equivalents, investment grade debt securities or repurchase agreements for defensive purposes.

Consistent with the Fund's investment objective and policies, its Adviser may make changes in the portfolio consistent with the Fund's policies whenever it believes doing so is in the best interest of the Fund.

Non-Diversification and Investment
in Market Sectors
The Fund is "non-diversified" for purposes of the 1940 Act and so has the flexibility to invest its assets in the securities of fewer issuers than if it was "diversified." To the extent the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. The Fund must,

                                            Needham Growth Fund Prospectus     9

Needham Funds
--------------------------------------------------------------------------------


however, meet certain diversification requirements under Federal tax law. See Statement of Additional Information--"Investment Restrictions."

As a fundamental policy, the Fund will not invest more than 25% of its net assets in issuers conducting their principal business in the same industry. However, the Fund at times may invest more than 25% of its total assets in securities of issuers in one or more market sectors. A market sector may be made up of companies in a number of related industries. Business and economic developments affecting that sector likely would have greater effect on the Fund than those same developments would have on a fund invested in a wider spectrum of market or industrial sectors.

Risks
For additional risks associated with an investment in the Fund, this section should be read in conjunction with "Investment Policies and Goals" herein and the Statement of Additional Information. The Fund invests primarily in equity and debt securities, which fluctuate in value. Therefore, shares of the Fund will also fluctuate in value. The net asset value of the Fund's shares, to the extent the Fund invests in debt securities, is affected by changes in the general level of interest rates.

Certain investment techniques described in this Prospectus, such as short sales, options and futures strategies, and leverage, may entail risks and may result in significant capital loss. The Fund may engage in various strategies as described above, to varying degrees, both to seek to increase its return and to hedge its portfolio against movements in the securities markets and exchange rates. Use of such strategies involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. Options and futures contracts, and certain of the other investments described above, may be considered "derivative" investments, and entail certain risks described above and in the Statement of Additional Information.

In addition, the Fund may invest in the securities of non-U.S. issuers, which have risks that are different from the risks associated with investments in the securities of U.S. issuers. See "Investment Policies and Goals--Foreign Securities" and the Statement of Additional Information.

It is anticipated that in 1998 the rate of portfolio turnover of the Fund may be approximately 200-300%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized gains than if the turnover rate was lower and may subject investors to higher levels of taxable gains.

Because of the nature of its investments, the Fund is designed for long-term investors who can bear the risk of market fluctuations. An investment in the Fund should not be considered a complete investment program. See "Investment Policies and Goals" and Statement of Additional Information.

How to Purchase Shares
Shares of the Fund may be purchased at net asset value without any sales or other charge by sending a completed application form to Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8949, Wilmington, DE 19899-8949. Applications sent by overnight courier and all other correspondence should be sent to Needham Growth Fund, c/o PFPC Inc. at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. Telephone transactions may not be used for initial purchases. If you want to make subsequent telephone transactions, select this feature on your Application or call 1-800-625-7071 to request an authorization form to set up your account for this feature. See "Redemption of Shares--Telephone Redemptions" for a discussion of liability for telephone errors. PFPC Inc. is the Administrator of the Fund.

Shares of the Fund may also be purchased through authorized broker-dealers or other institutions who may charge for their services. Such sales agents have the responsibility of

10   Needham Growth Fund Prospectus

                                                                   Needham Funds
--------------------------------------------------------------------------------


transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions in a timely manner and in accordance with their customer agreements and this Prospectus.

The minimum initial investment for individuals, corporations, partnerships, IRAs or trusts is $1,500. There is a $100 minimum for subsequent investments. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

After an account is opened, additional shares may be purchased by sending a check payable to Needham Growth Fund and following the instructions given above. All shares will be purchased at the net asset value per share next determined after receipt of the shareholder's application in proper order and acceptance of such application by the Fund. Subsequent investments may also be made by telephone (electronic funds transfer) from a bank checking or money market account. The transfer must specify account name, address and Needham account number. This feature must be set up in advance according to the above instructions.

The Fund will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

Shareholders should contact the Fund at 1-800-625-7071 to obtain the latest wire instructions for wiring funds to PFPC Inc. for the purchase of Fund shares and to notify PFPC Inc. that a wire transfer is coming.


                                           Needham Growth Fund Prospectus     11

Needham Funds
--------------------------------------------------------------------------------

How to Purchase Shares

Method                        Initial Purchase                Subsequent Investment
----------------------------------------------------------------------------------------------
By Mail                       Complete and sign the           Make your check payable to
                              Application. Make your check    Needham Growth Fund and
                              payable to Needham Growth       mail it to the address above.
                              Fund and send to:               Put your account name,
                              Needham Growth Fund             address and Needham
                              c/o PFPC Inc.                   account number on your
                              P.O. Box 8949                   check. Subsequent invest-
                              Wilmington, DE 19899-8949       ment forms wil be included
                                                              with each shareholder state-
                                                              ment for your convenience.
                                                              Alternatively, include a note
                                                              giving your Needham account
                                                              number, your name and your
                                                              address.

----------------------------------------------------------------------------------------------
By Overnight Courier          Needham Growth Fund             Follow above directions and
                              c/o PFPC Inc.,                  forward to address at left.
                              400 Bellevue Parkway
                              Suite 108
                              Wilmington, DE 19809
                              (1-800-625-7071)

----------------------------------------------------------------------------------------------
By Telephone                  Telephone transactions may      Presently, all subsequent
                              not be used for initial pur-    investments to be made by
                              chases. If you want to make     telephone must be paid by
                              subsequent telephone trans-     wire transfer.
                              actions, select this feature on
                              your Application or call 1-800-
                              625-7071 to request an
                              authorization form to set up
                              your account for this feature.
                              Purchases currently must be
                              made by wire.

----------------------------------------------------------------------------------------------
By Wire                       First, call the Administrator   Please carefully follow
                              at 1-800-625-7071 to notify if  instructions at left.
                              that you intend to purchase
                              shares by wire and to verify
                              wire instructins. Then, wire
                              funds care of PNC Bank, N.A.,
                              ABA #:031-000-053

                              Credit: Needham Purchase
                              Account
                              Bank Account #:86-1108-2195
                              Further credit: Needham Growth
                              FBO: Account Name and
                              Number

----------------------------------------------------------------------------------------------
Automatic Investment          See description of Automatic    This feature must be set up by
Program                       Investment Program below.       you in advance.

----------------------------------------------------------------------------------------------

12     Needham Growth Fund Prospectus

                                                                   Needham Funds
--------------------------------------------------------------------------------

Automatic Investment Program

An eligible shareholder may also participate in the Fund's Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on the fifth or twentieth day of each month into their established Fund account. Contact the Administrator for more information about the Fund's Automatic Investment Program.

Certificates

In the interest of economy and convenience, physical stock certificates representing the Fund's shares will not be issued unless requested in writing directly to the Fund's Administrator or to an account representative of an eligible broker-dealer or bank. Wire and telephone redemptions of shares held in certificate form are not permitted and the shares represented thereby will not be reported on brokerage or bank statements sent to clients. See "Redemption of Shares" below.

How to Redeem Shares

Shareholders may redeem their shares at any time. Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption by regular mail to: Needham Growth Fund, c/o PFPC Inc. at P.O. Box 8949, Wilmington, DE 19899-8949. Redemption requests sent by overnight courier should be sent to PFPC Inc. at 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809.

Upon the receipt of a redemption request, the shareholder will receive a check based on the net asset value next determined after the redemption request has been received, which may be more or less than the amount originally invested. If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears. It will normally take up to three days to clear local checks and up to seven days to clear other checks, but may take longer under some circumstances. Shares redeemed or exchanged within six months of purchase will be charged a redemption fee of 0.50%. The redemption fee currently is being waived by the Fund.

A written redemption request will be considered to have been received in "proper order" if the following conditions are satisfied:

   o the request is in writing, indicates the number of shares to be redeemed and identifies the shareholder's account number;

   o the request is signed by the shareholder(s) exactly as the shares are registered;

  o the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

  o if the redemption proceeds are requested to be sent other than to the address of record or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request is/are guaranteed by an eligible signature guarantor through a medallion program. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

No written redemption request will become effective until all documents have been received in "proper order" by PFPC Inc.


                                           Needham Growth Fund Prospectus     13

Needham Funds
--------------------------------------------------------------------------------

Telephone Redemptions
The Fund permits individual shareholders (once within a thirty day period) or a representative of record for an account to redeem shares by telephone in amounts up to $10,000 by calling 1-800-625-7071. In order to use this service, the shareholder must have elected to do so in his or her Application or complete an authorization form supplied by the Fund. Telephone redemptions must be in amounts of $1,000 or more. Instructions must include the shareholder's account number. Checks issued must be made payable to the owner of record and may only be mailed to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.

If there are multiple account owners, PFPC Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares, or newly purchased (within the prior 15 days) shares. The Administrator may record all calls.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon telephone instructions. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Assuming the Fund's security procedures are followed, neither the Fund nor PFPC Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Shares may always be redeemed by mail if a shareholder is unable to contact the Fund by telephone.

Additional Information on Redemptions
A shareholder who holds Fund shares in non-certificate form may elect to have redemption proceeds of $5,000 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. The current fee for this service is $10.00.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax. Redemption requests failing to indicate an election not to have Federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

If a shareholder's transactions at any time reduce the shareholder's account in the Fund to below $500 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within a reasonable time, redeem all shares in the account and close it by making payment to the shareholder.

Shareholder Services

The Fund offers certain tax-sheltered retirement plans through which shares may be purchased, including IRAs (and "rollovers" from existing retirement plans) for individuals and their spouses and SEP-IRAs. Shares of the Fund may also be purchased by Qualified Retirement Plans such as profit-sharing and money purchase plans, 401(k) Plans and other Defined Contribution Plans, and by Defined Benefit Plans. Should you have questions on the purchase of shares by retirement plans, please call 1-800-344-9028 for Shareholder Services.

These types of accounts may be established only upon receipt of a written application form. See Statement of Additional Information.

Automatic Reinvestment of Dividends and Capital Gains Distributions

Unless a shareholder elects to do otherwise, all dividends and capital gains distributions from the Fund will be automatically reinvested in additional full and fractional Fund shares. Shareholders who do not wish to have dividends and distributions automatically


14     Needham Growth Fund Prospectus

                                                                   Needham Funds
--------------------------------------------------------------------------------


reinvested in Fund shares, may choose between two options:

(1) automatic reinvestment of capital gains distributions in Fund shares and payment of dividends in cash; or

(2) payment of all dividends and distributions in cash.

Shareholders may change this election at any time by notifying the Administrator or their account representative if the account is maintained at an eligible broker-dealer or bank. Dividends and distributions will be reinvested at the Fund's per share net asset value on the reinvestment date established for the dividend or distribution.

Dividends, Distributions and Taxes

The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund generally will not be subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, income from certain foreign currency transactions and any excess of net short-term capital gains over net long-term capital loss) and net capital gain that is annually distributed to its shareholders. The Fund will continue to elect treatment as a regulated investment company so long as it remains in the best interests of its shareholders to do so.

The Fund intends to make annual distributions to its shareholders of record of substantially all of its realized net capital gains (the excess of realized net long-term capital gains over realized net short-term capital losses), any realized net gains from foreign currency transactions, net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. The Fund may make additional distributions, if necessary, to avoid a 4% Federal excise tax on certain undistributed ordinary income and capital gain net income. Certain distributions made to shareholders of record as of a date in October, November or December of a given year which are paid by the Fund in January of the immediately subsequent year will be taxable to shareholders as if received on December 31 of such given year.

Dividends from the investment company's taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital losses) are also taxable to shareholders. The Taxpayer Relief Act of 1997 made substantial changes to the maximum effective tax rates and holding periods applicable to capital gains realized by noncorporate taxpayers. In general, a noncorporate shareholder's net capital gains will be taxed either at a maximum rate of 20% for property held more than 18 months or 28% with respect to property held for more than one year but not more than 18 months. To the extent the Fund has net capital gain for a taxable year, the Fund may designate different classes of net capital gain (e.g., the 20% class or the 28% class) and will provide information relating to the portions of any net capital gain distribution that may be treated by noncorporate shareholders as eligible for such different capital gain rate classes. Such capital gain rate classes will apply regardless of how long a shareholder has held shares in the Fund. Distributions of net investment income and capital gain net income are taxable whether received in cash or reinvested in additional shares.

The Fund is required to withhold as "backup withholding" 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and certain required certifications or who are otherwise subject to backup withholding. Upon a redemption of Fund shares, a shareholder will ordinarily recognize a taxable gain or loss, subject to certain Federal tax rules. The Fund anticipates that it will be subject to foreign withholding taxes for which it may, in certain years, be able to pass through as a credit or deduction to its shareholders.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and shareholders. See the Statement of Additional Information for a further discussion including a discussion of tax considerations for foreign shareholders.


                                           Needham Growth Fund Prospectus     15

Needham Funds
--------------------------------------------------------------------------------


In addition to those considerations, there may be other Federal, state, local, or foreign tax considerations applicable to a particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of the investment on their own tax situations.

Determination of Net Asset Value

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (the "Exchange") is open for business at the close of the Exchange and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received before the close of trading on the Exchange on that day.

Portfolio securities and options positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by or on behalf of the Board of Directors.

Performance Information

From time to time, in advertisements to prospective investors or reports to shareholders, the Fund may compare its performance, in terms of its total return to that of other mutual funds with similar investment objectives, and/or to various published indices which are widely used as benchmarks. The Fund may also compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors and ranks the performance of mutual funds, and to rankings prepared by other national financial publications. The Fund's average annual total return is computed by finding the average annual compounded rates of return for the most recently completed fiscal year and the period since the commencement of operations through the most recently completed quarter. It is based on a hypothetical $1,000 initial payment less any applicable sales charge, while assuming reinvestment of all dividends and distributions, and with recognition of all recurring charges. The Fund may also use a total return computed in the same manner but for differing periods, without annualizing the total return. For purposes of the yield calculation, yield to maturity of each debt obligation in the Fund's portfolio is determined based on a modified market value method of amortization. In computing net investment income all recurring charges are recognized. In calculating performance results, initial sales charges, if any, are taken into account, but other non-recurring charges are not. Total return or yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, since the performance of the Fund changes in response to fluctuations in market conditions, interest rates, currency fluctuations and Fund expenses, no performance quotation should be considered a representation as to the Fund's performance for any future period.

Administrator, Shareholder Servicing Agent and Transfer Agent

The Fund employs PFPC Inc. as Administrator under an administration contract dated January 2, 1996 (the "Administration Contract") to provide administrative services to the Fund. The services provided by the Administrator under the Administration Contract are subject to the supervision of the officers and Directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records and preparation of reports. Subject to certain waivers for these services, the Fund pays a monthly fee at


16     Needham Growth Fund Prospectus

                                                                   Needham Funds
--------------------------------------------------------------------------------


the annual rate of 0.10% on the first $200 million of average daily net assets of the Fund, subject to a minimum annual fee of $100,000.

PFPC Inc. also provides various shareholder services made available to each shareholder, including performance of transfer agency and registrar functions and dividend paying agent. PFPC Inc., as Administrator, acts as the Fund's shareholder servicing agent. The principal address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Custodian

PNC Bank, National Association acts as custodian for the Fund. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to such rules, the Fund's non-U.S. securities and cash are held by its sub-custodians who have been approved by or under the delegated authority of the Board of Directors of the Fund in accordance with the rules of the Commission. Selection of the sub-custodians and any decision to invest in non-U.S. markets has been made following a consideration of a number of factors, including, but not limited to, the practices, procedures, internal controls and financial stability of the institution, the ability of the institution to perform capable custodial services for the Fund and provide reasonable care for Fund assets, the reputation and standing of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located, and risks of potential nationalization or expropriation of Fund assets. In addition, the 1940 Act requires that non-U.S. sub-custodians, among other requirements, have no lien on the assets of the Fund and maintain adequate accessible records.

Legal Counsel and Independent Auditors

Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, acts as counsel to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 acts as independent auditors to the Fund.

Organization of the Fund

The Needham Funds, Inc. ("Needham Funds") was incorporated in Maryland on October 12, 1995 and is registered with the Commission under the 1940 Act as an open-end management investment company. Needham Funds may from time to time issue shares of one or more of its portfolios. Only shares of one such portfolio, the Fund, are being offered by this Prospectus. The business and affairs of Needham Funds are managed under the direction of its Board of Directors. Needham Funds is an affiliate of Needham & Company, Inc.

Needham Funds has an authorized capitalization of 1 billion shares of $0.001 par value common stock. Each share of Needham Funds entitles the shareholder to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except expenses related to the distribution of the shares will be borne solely by Needham Funds. Shares issued are fully-paid and non-assessable by Needham Funds. Additional portfolios may be created by the Board of Directors, without further action by the shareholders, in the future and any one or more of such portfolios may have multiple classes of shares.

Maryland law does not require annual meetings of shareholders, except under certain specified circumstances, and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. Shareholders do have the right under the Articles of Incorporation to call a vote for the removal of directors. Needham Funds will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees, or of a change in fundamental policies, objectives or restrictions.

Distribution and Services Agreement

Needham & Company, Inc., an affiliate of the Adviser, acts as a distributor for the Fund. Rule 12b-1 adopted by the Securities and Exchange


                                           Needham Growth Fund Prospectus     17

Needham Funds
--------------------------------------------------------------------------------


Commission under the 1940 Act permits an investment company to directly or indirectly finance any activity associated with the distribution of its shares (the "distribution expenses") in accordance with a plan adopted by the Fund's Board of Directors ("12b-1 Plan"). Pursuant to such rule, the Directors of the Fund have approved, and the Fund has entered into, a Distribution and Services Agreement (the "Distribution Agreement") with Needham & Company, Inc. under which the Fund may pay a distribution services fee to Needham & Company, Inc. or others at an annual rate of up to 0.25 of 1% of the aggregate average daily net assets of the Fund which are attributable to Needham & Company, Inc. or the various other distributors.

The Distribution Agreement provides that Needham & Company, Inc. will use the distribution services fee received from the Fund, in part, for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities, and (iii) to compensate banks and other qualified financial institutions for providing administrative, accounting and shareholder liaison services with respect to the Fund's shareholders. Some payments under the Distribution Agreement are used to compensate broker-dealers based on assets maintained in the Fund by their customers. Distribution services fees are accrued daily and paid monthly, and are charged as expenses of the Fund as accrued. Distribution services fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financial costs. In adopting the Distribution Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Distribution Agreement would benefit the Fund and the shareholders.

The Fund and/or Needham & Company, Inc. may enter into related servicing agreements appointing various firms, such as broker-dealers or banks, to provide all or any portion of the foregoing services for their customers or clients through the Fund. The Fund and/or Needham & Company, Inc. may enter into servicing agreements with banks and others, including the Adviser or its affiliates, to provide such services, except for certain underwriting or distribution services which banks may be prohibited from providing under the Glass-Steagall Act for their clients that desire to purchase any of the Fund's shares. If the Glass-Steagall Act should prevent banks from acting in any capacity or providing any of the described services, the Directors of the Fund will consider what action, if any, is appropriate to provide efficient servicing for Fund shareholders. It is not anticipated that the termination of any bank relationship would result in a financial loss to shareholders or affect the Fund's net asset value.

The administrative and accounting services provided by banks and other qualified financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmation of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. PNC Bank, N.A. acts as custodian of the Fund's portfolio. Its address is 200 Stevens Drive, Airport Business Center, Lester, PA 19113.

Year 2000 Risks--Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Needham and the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Y2K Problem." Needham is taking steps to address the Y2K Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


18     Needham Growth Fund Prospectus

                                                                   Needham Funds
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Investment Adviser
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606
(800) 344-9028

Distributor
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
(800) 344-9028

Administrator, Shareholder Servicing Agent and Transfer Agent
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 625-7071

Directors
George A. Needham
John C. Michaelson
Roger W. Johnson
James P. Poitras
F. Randall Smith

Executive Officers
John C. Michaelson, President
Peter J.R. Trapp, Executive Vice President

Legal Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019





No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given, or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


                                           Needham Growth Fund Prospectus     19

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20     Needham Growth Fund Prospectus

                                 [Needham LOGO]

Adviser
Needham Investment Management L.L.C.
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071